UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01466

                                Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through December 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2017
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                        Ticker Symbols:

                        Class A    PIODX
                        Class C    PCODX
                        Class R    PIORX
                        Class Y    PYODX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       40

Additional Information                                                        42

Trustees, Officers and Service Providers                                      44

                                       Pioneer Fund | Annual Report | 12/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits drove strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 21.82% for the full calendar year. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.48% in the U.S., as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for calendar year 2017.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters of 2017, and growth in the fourth quarter was also expected to be solid. Outside the U.S., economic growth also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) began tapering its balance sheet in October. The Fed also appears primed to raise interest rates a few more times in 2018, as it continues to withdraw monetary stimulus.

As we transition into 2018, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Fund | Annual Report | 12/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                       Pioneer Fund | Annual Report | 12/31/17 3

Portfolio Management Discussion | 12/31/17

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the 12-month period ended December 31, 2017, and Pioneer Fund's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q   How did the Fund perform during the 12-month period ended December 31, 2017?

A Pioneer Fund's Class A shares returned 21.54% at net asset value during the 12-month period ended December 31, 2017, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 21.82%. During the same period, the average return of the 798 mutual funds in Lipper's Large-Cap Core Funds category was 20.61%, and the average return of the 1,396 mutual funds in Morningstar's Large Blend Funds category was 20.44%.

    In managing the portfolio, we typically strive to take on less risk than the Fund's peers, which at times has held back benchmark-relative performance. However, this "lower-risk" strategy can also result in strong risk-adjusted returns, which was the case over the 12-month period ended December 31, 2017.

Q How would you describe the market environment for equities during the 12-month period ended December 31, 2017?

A The 12-month period was a strong one for the domestic equity market, with very positive returns driven by improved business and consumer confidence levels as well as strong corporate earnings, which showed solid year-over-year gains in each quarter of the period. The Fund's benchmark, the S&P 500, a measure of broader, large-cap domestic stocks, returned 21.82% for the 12-month period.

    Although the U.S. Federal Reserve (the Fed) increased the discount rate multiple times during the 12-month period, interest rates continued to be very low by historical standards, and some investors have cheered what appears to be a "Goldilocks" environment, in which the U.S. has a reasonable level of economic growth combined with contained inflation measures (that is, not too hot and not too cold).

4 Pioneer Fund | Annual Report | 12/31/17

    Meanwhile, U.S. gross domestic product (GDP) accelerated during the period, with the second and third calendar quarters of 2017 showing an annualized growth rate above 3%. Signs of economic strength outside the U.S. - particularly in Europe - were another factor supporting equity market returns, thus setting up a scenario of synchronized global economic growth, which has not been seen for quite some time.

    Within the S&P 500, most sectors turned in robust, or at least solid performance over the 12-month period, with nine of the 11 sectors returning 11% or better. The top performers were information technology, up nearly 39%, materials, up 24%, followed by consumer discretionary, financials, health care, and industrials, all of which returned between 21% and 23% for the period. The two worst performers, and the only two sectors to finish the fiscal year in negative territory, were telecommunication services and energy.

Q Which of your investment decisions contributed positively to the Fund's benchmark-relative performance during the 12-month period ended December 31, 2017, and which investments or strategies detracted from relative returns?

A The Fund's benchmark-relative performance benefited most from an overweight to the strong-performing information technology sector during the period, as well as stock selection results in consumer discretionary and industrials. The main detractor from benchmark-relative returns was stock selection, particularly in consumer staples, energy, health care, and information technology.

    We overweighted the portfolio to information technology because we like the growth prospects and innovation in the sector, particularly the expansion of cloud and artificial intelligence capabilities and their integration into several areas of the economy, such as self-driving cars and other developments. Many of the companies we like in the sector have solid financials (good balance sheets), and we believe the potential effects of tax reform in the U.S., especially the repatriation of foreign assets, can create other opportunities for the companies to grow.

    As for individual portfolio holdings, in consumer discretionary, positions in Lowe's and Scripps Networks Interactive were the biggest contributors to the Fund's benchmark-relative returns within the sector. Lowe's has benefited from the comeback of the U.S. housing industry -- and the home improvement industry along with it. With low unemployment and rising wages, consumers have more money in their pockets and home

                                       Pioneer Fund | Annual Report | 12/31/17 5
    improvement spending, along with travel, is their number two priority (behind savings). That has created a very good supply/demand dynamic for Lowe's. The company's valuation is attractive, as worries about Amazon's entry into certain areas of the consumer market has suppressed the prices of some stocks. We believe Lowe's has an opportunity to improve operating margins and, if not catch up to Home Depot in the home improvement field, at least close the gap between the two main franchises. (Home Depot is also a portfolio holding, though a much smaller position than Lowe's). Media firm Scripps Network Interactive outperformed during the period due to the company's receiving a takeover bid from Discovery Communications.

    In industrials, railroad CSX was the top contributor (in the sector) to the Fund's relative performance over the 12-month period. As a cyclical play based on an improving U.S. economy, railroads have been one of our investment themes for a while. CSX's shares rallied in the wake of the hiring of Hunter Harrison, who has a successful track record running other railroad firms, as the company's new CEO. CSX is also levered to the improving domestic economy, which contributed to its solid performance during the period. We felt the run-up in CSX's stock price reflected most of the potential gains that Mr. Harrison could unlock as CEO by improving the company's operations, and so we exited the Fund's position before the end of the period.

    Other positions that contributed positively to the Fund's benchmark-relative performance during the period included Alphabet and Lam Research, from the information technology sector. Alphabet is an example of the kind of technology company we want to own. Alphabet continues to thrive with its Google search platform, has a good cash situation, and has room to grow further because of its cloud and artificial intelligence initiatives. The stock also trades at a reasonable valuation. Lam Research benefited from a strong overall environment for semiconductors. We trimmed the portfolio's position during the period in favor of greater exposure to Analog Devices, which we think has better growth prospects.

    Individual positions that detracted from the Fund's benchmark-relative performance during the 12-month period included Schlumberger (energy), AT&T (telecommunication services), Kraft-Heinz (consumer staples), and Goldman Sachs (financials). In addition, not owning Amazon was actually the second-largest detractor from the Fund's relative returns during the period. Amazon's high valuation makes it a hard stock for us to hold in the Fund's portfolio. Also, while Amazon is a very good company, it faces longer-term challenges such as new competitors as well as an over-indexing

6 Pioneer Fund | Annual Report | 12/31/17 to technology. The company's returns on capital could also come under pressure due to its recent acquisition of Whole Foods and other investments it has made to enter new, highly competitive markets.

    A position in oilfield-services firm Schlumberger was the biggest overall detractor from the Fund's benchmark-relative performance during the period. A deeply cyclical stock, Schlumberger struggled due to the low oil price environment that was prevalent throughout most of the fiscal year. Oilfield-services companies in general were affected by low oil prices as energy firms began spending less on services. The company took longer to bounce back than we expected, and so we eliminated the position, while adding Halliburton, which we believe may do better in the burgeoning North American onshore recovery.

    Stock selection results in consumer staples were a negative factor in the Fund's benchmark-relative performance during the period, as the portfolio was overweight to some of the worst-performing parts of the sector, including food companies such as Kraft-Heinz. Some of the best-performing areas of the sector were alcohol and tobacco, but we have always strived to avoid holding such stocks in our portfolio, even though we're not required to do so by prospectus.

    AT&T's stock underperformed due to concerns over the delay of its pending acquisition of Time Warner, and over increased wireless competition. We still like the company, though, as we are positive on the Time Warner deal, which we believe will be completed sometime in 2018, and we also feel AT&T still has one of the better wireless businesses in the industry. Finally, we sold the Fund's underperforming Goldman Sachs position before period-end, as the company hasn't executed its business plan as well as we had hoped, and hasn't built up other business areas, such as wealth management.

Q Did you make any notable additions to the Fund's portfolio during the 12-month period ended December 31, 2017, and how is the portfolio currently positioned?

A As part of our cyclical overweighting of the portfolio to materials, we initiated a position in Southern Copper during the period. We believe demand for copper will expand along with the global economy, not only in the home building/home improvement areas, but also as more sophisticated electronics make their way into more and more new automobiles.

    Currently, the Fund is positioned for an environment of cyclical, synchronized global growth, as we believe the economic expansion will benefit many of the portfolio's holdings. Aside from materials, the Fund's main overweights relative to the S&P 500 as of December 31, 2017, are in


                                       Pioneer Fund | Annual Report | 12/31/17 7
    financials and information technology. Artificial intelligence, the cloud, and the "internet of things" are among our biggest investment themes, as companies in other sectors, not just information technology, make use of these innovations. Moreover, many large-cap value companies have the ability to fund these innovations and implement them, which we believe can lead to increased business opportunities along with better cost controls.

    The main underweights in the Fund's portfolio relative to the S&P 500 are in consumer discretionary and health care. Health care companies, and particularly pharmaceutical firms, remain under pricing pressure as generic drugs are coming to the market faster and faster these days. We also believe one of the next items on the agenda for Washington lawmakers could be containing health care costs, which creates longer-term uncertainty for the sector.

Q Did you invest the Fund in any derivatives during the 12-month period ended December 31, 2017?

A   No. We did not invest in any derivatives during the period.

Q   What is your outlook as we enter a new calendar and fiscal year?

A As we look ahead to 2018, we believe conditions for the U.S. stock market are favorable. Economic growth continues to improve and stock valuations, while high from a historical perspective, are not excessive, in our view. We do think that corporate earnings growth will be key to further stock market gains, as monetary policy (that is, rising interest rates) looks to be a headwind over the intermediate term. We also believe the fiscal policies in Washington can foster a positive business environment as well as more hiring and increased wages. Those factors, we feel, may offset any negatives presented by higher valuations and higher interest rates.

    As noted previously, artificial intelligence, the cloud, and the internet of things are among our major investment themes heading into 2018, and we believe the Fund's portfolio is well positioned to take advantage of the powerful changes that are being driven by those technological advancements.

8 Pioneer Fund | Annual Report | 12/31/17

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                       Pioneer Fund | Annual Report | 12/31/17 9

Portfolio Summary | 12/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.0%
Financials                                                                 17.0%
Health Care                                                                11.8%
Industrials                                                                11.5%
Consumer Discretionary                                                      9.8%
Consumer Staples                                                            6.3%
Energy                                                                      5.4%
Materials                                                                   4.7%
Telecommunication Services                                                  3.0%
Utilities                                                                   1.8%
Real Estate                                                                 1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Alphabet, Inc., Class A                                                5.81%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        5.00
--------------------------------------------------------------------------------
 3. JPMorgan Chase & Co.                                                   4.69
--------------------------------------------------------------------------------
 4. Apple, Inc.                                                            4.60
--------------------------------------------------------------------------------
 5. Lowe's Cos., Inc.                                                      3.85
--------------------------------------------------------------------------------
 6. UnitedHealth Group, Inc.                                               3.41
--------------------------------------------------------------------------------
 7. EOG Resources, Inc.                                                    3.32
--------------------------------------------------------------------------------
 8. Citigroup, Inc.                                                        3.04
--------------------------------------------------------------------------------
 9. AT&T, Inc.                                                             2.95
--------------------------------------------------------------------------------
10. FedEx Corp.                                                            2.89
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fund | Annual Report | 12/31/17

Prices and Distributions | 12/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                         12/31/17                       12/31/16
--------------------------------------------------------------------------------
          A                            $28.81                         $28.90
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          C                            $25.17                         $25.91
--------------------------------------------------------------------------------
          R                            $28.93                         $29.01
--------------------------------------------------------------------------------
          Y                            $29.17                         $29.19
--------------------------------------------------------------------------------

Distributions per Share: 1/1/17-12/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment            Short-Term        Long-Term
        Class            Income              Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.2877                 $0.7282           $5.1351
--------------------------------------------------------------------------------
          C             $0.0693                 $0.7282           $5.1351
--------------------------------------------------------------------------------
          R             $0.1543                 $0.7282           $5.1351
--------------------------------------------------------------------------------
          Y             $0.3636                 $0.7282           $5.1351
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                                      Pioneer Fund | Annual Report | 12/31/17 11

Performance Update | 12/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                 Net                  Public
                 Asset                Offering             S&P
                 Value                Price                500
Period           (NAV)                (POP)                Index
--------------------------------------------------------------------------------
10 years          6.83%                6.20%                8.49%
5 years          14.37                13.02                15.78
1 year           21.54                14.55                21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fund              S&P 500 Index
12/07                  $ 9,425                   $10,000
12/08                  $ 6,184                   $ 6,300
12/09                  $ 7,683                   $ 7,968
12/10                  $ 8,891                   $ 9,168
12/11                  $ 8,483                   $ 9,361
12/12                  $ 9,324                   $10,859
12/13                  $12,406                   $14,377
12/14                  $13,754                   $16,345
12/15                  $13,695                   $16,571
12/16                  $15,010                   $18,553
12/17                  $18,242                   $22,603

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fund | Annual Report | 12/31/17

Performance Update | 12/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                                           S&P
                 If                   If                   500
Period           Held                 Redeemed             Index
--------------------------------------------------------------------------------
10 years          5.99%               5.99%                 8.49%
5 years          13.47                13.47                15.78
1 year           20.57                20.57                21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fund              S&P 500 Index
12/07                  $10,000                   $10,000
12/08                  $ 6,509                   $ 6,300
12/09                  $ 8,025                   $ 7,968
12/10                  $ 9,212                   $ 9,168
12/11                  $ 8,721                   $ 9,361
12/12                  $ 9,512                   $10,859
12/13                  $12,556                   $14,377
12/14                  $13,817                   $16,345
12/15                  $13,647                   $16,571
12/16                  $14,840                   $18,553
12/17                  $17,893                   $22,603

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                      Pioneer Fund | Annual Report | 12/31/17 13

Performance Update | 12/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                 Net
                 Asset                S&P
                 Value                500
Period           (NAV)                Index
--------------------------------------------------------------------------------
10 years          6.48%                8.49%
5 years          13.93                15.78
1 year           20.99                21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fund              S&P 500 Index
12/07                  $10,000                   $10,000
12/08                  $ 6,554                   $ 6,300
12/09                  $ 8,122                   $ 7,968
12/10                  $ 9,367                   $ 9,168
12/11                  $ 8,913                   $ 9,361
12/12                  $ 9,765                   $10,859
12/13                  $12,941                   $14,377
12/14                  $14,306                   $16,345
12/15                  $14,197                   $16,571
12/16                  $15,492                   $18,553
12/17                  $18,743                   $22,603

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fund | Annual Report | 12/31/17

Performance Update | 12/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                 Net
                 Asset                 S&P
                 Value                 500
Period           (NAV)                 Index
---------------------------------------------------------------------------------
10 years          7.20%                 8.49%
5 years          14.69                 15.78
1 year           21.85                 21.82
---------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Fund              S&P 500 Index
12/07                  $ 5,000,000               $ 5,000,000
12/08                  $ 3,296,470               $ 3,150,108
12/09                  $ 4,116,060               $ 3,983,768
12/10                  $ 4,781,745               $ 4,583,857
12/11                  $ 4,580,093               $ 4,680,659
12/12                  $ 5,051,505               $ 5,429,727
12/13                  $ 6,741,648               $ 7,188,315
12/14                  $ 7,499,033               $ 8,172,289
12/15                  $ 7,488,345               $ 8,285,380
12/16                  $ 8,226,496               $ 9,276,305
12/17                  $10,024,120               $11,301,467

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                      Pioneer Fund | Annual Report | 12/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                    A              C              R             Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 7/1/17
--------------------------------------------------------------------------------
Ending Account             $1,115.05      $1,110.12      $1,112.14     $1,116.35
Value on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid              $    5.01      $    9.20      $    7.35     $    3.68
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.73%, 1.38% and 0.69%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Fund | Annual Report | 12/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017 through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                    A              C              R             Y
--------------------------------------------------------------------------------
Beginning Account          $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 7/1/17
--------------------------------------------------------------------------------
Ending Account             $1,020.47      $1,016.48      $1,018.25     $1,021.73
Value on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid              $    4.79      $    8.79      $    7.02     $    3.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.73%, 1.38% and 0.69%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                      Pioneer Fund | Annual Report | 12/31/17 17

Schedule of Investments | 12/31/17

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 100.1%
                     COMMON STOCKS -- 99.7% of Net Assets
                     BANKS -- 7.7%
                     Diversified Banks -- 7.7%
     2,043,500       Citigroup, Inc.                                                     $   152,056,835
     2,195,000       JPMorgan Chase & Co.                                                    234,733,300
                                                                                         ---------------
                     Total Banks                                                         $   386,790,135
--------------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 3.3%
                     Aerospace & Defense -- 1.2%
       320,000       Raytheon Co.                                                        $    60,112,000
--------------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 1.3%
       431,200       Honeywell International, Inc.                                       $    66,128,832
--------------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.8%
       446,500       Lincoln Electric Holdings, Inc.                                     $    40,890,470
                                                                                         ---------------
                     Total Capital Goods                                                 $   167,131,302
--------------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES & SUPPLIES -- 2.7%
                     Environmental & Facilities Services -- 2.7%
     1,570,000       Waste Management, Inc.                                              $   135,491,000
                                                                                         ---------------
                     Total Commercial Services & Supplies                                $   135,491,000
--------------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 2.4%
                     Restaurants -- 2.4%
     1,460,000       Yum! Brands, Inc.                                                   $   119,150,600
                                                                                         ---------------
                     Total Consumer Services                                             $   119,150,600
--------------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 8.0%
                     Asset Management & Custody Banks -- 3.1%
       216,300       BlackRock, Inc., Class A                                            $   111,115,473
     1,146,500       Invesco, Ltd.                                                            41,893,110
                                                                                         ---------------
                                                                                         $   153,008,583
--------------------------------------------------------------------------------------------------------
                     Financial Exchanges & Data -- 1.5%
       518,000       CME Group, Inc., Class A                                            $    75,653,900
--------------------------------------------------------------------------------------------------------
                     Multi-Sector Holdings -- 3.4%
           100(a)    Berkshire Hathaway, Inc., Class A                                   $    29,760,001
       720,000(a)    Berkshire Hathaway, Inc., Class B                                       142,718,400
                                                                                         ---------------
                                                                                         $   172,478,401
                                                                                         ---------------
                     Total Diversified Financials                                        $   401,140,884
--------------------------------------------------------------------------------------------------------
                     ENERGY -- 5.4%
                     Integrated Oil & Gas -- 1.4%
     1,285,000       TOTAL SA (A.D.R.)                                                   $    71,034,800
--------------------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.7%
       681,500       Halliburton Co.                                                     $    33,304,905
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fund | Annual Report | 12/31/17

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 3.3%
     1,536,500       EOG Resources, Inc.                                                 $   165,803,715
                                                                                         ---------------
                     Total Energy                                                        $   270,143,420
--------------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 6.2%
                     Packaged Foods & Meats -- 4.1%
       657,500       Kraft Heinz Co.                                                     $    51,127,200
       516,500       McCormick & Co., Inc.                                                    52,636,515
     2,365,000       Mondelez International, Inc., Class A                                   101,222,000
                                                                                         ---------------
                                                                                         $   204,985,715
--------------------------------------------------------------------------------------------------------
                     Soft Drinks -- 2.1%
       897,500       PepsiCo, Inc.                                                       $   107,628,200
                                                                                         ---------------
                     Total Food, Beverage & Tobacco                                      $   312,613,915
--------------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
                     Health Care Equipment -- 1.7%
     1,033,000       Medtronic Plc                                                       $    83,414,750
--------------------------------------------------------------------------------------------------------
                     Managed Health Care -- 3.4%
       773,500       UnitedHealth Group, Inc.                                            $   170,525,810
                                                                                         ---------------
                     Total Health Care Equipment & Services                              $   253,940,560
--------------------------------------------------------------------------------------------------------
                     INSURANCE -- 1.2%
                     Multi-line Insurance -- 1.2%
     1,068,500       Hartford Financial Services Group, Inc.                             $    60,135,180
                                                                                         ---------------
                     Total Insurance                                                     $    60,135,180
--------------------------------------------------------------------------------------------------------
                     MATERIALS -- 4.7%
                     Copper -- 1.5%
     1,540,000       Southern Copper Corp.                                               $    73,073,000
--------------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.7%
       520,000       DowDuPont, Inc.                                                     $    37,034,400
--------------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 1.8%
       786,700       PPG Industries, Inc.                                                $    91,902,294
--------------------------------------------------------------------------------------------------------
                     Steel -- 0.7%
       542,900       Nucor Corp.                                                         $    34,517,582
                                                                                         ---------------
                     Total Materials                                                     $   236,527,276
--------------------------------------------------------------------------------------------------------
                     MEDIA -- 0.9%
                     Movies & Entertainment -- 0.9%
       468,500       Time Warner, Inc.                                                   $    42,853,695
                                                                                         ---------------
                     Total Media                                                         $    42,853,695
--------------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 6.7%
                     Biotechnology -- 2.0%
       403,500       Amgen, Inc.                                                         $    70,168,650
       398,000       Gilead Sciences, Inc.                                                    28,512,720
                                                                                         ---------------
                                                                                         $    98,681,370
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 19

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 4.7%
     1,155,000       Bristol-Myers Squibb Co.                                            $    70,778,400
       575,000       Eli Lilly & Co.                                                          48,564,500
     1,703,500       Merck & Co., Inc.                                                        95,855,945
       610,000       Pfizer, Inc.                                                             22,094,200
                                                                                         ---------------
                                                                                         $   237,293,045
                                                                                         ---------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences                $   335,974,415
--------------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 1.7%
                     Specialized REIT -- 1.7%
       775,000       Crown Castle International Corp.                                    $    86,032,750
                                                                                         ---------------
                     Total Real Estate                                                   $    86,032,750
--------------------------------------------------------------------------------------------------------
                     RETAILING -- 6.5%
                     Home Improvement Retail -- 6.5%
       707,600       Home Depot, Inc.                                                    $   134,111,428
     2,072,500       Lowe's Cos., Inc.                                                       192,618,150
                                                                                         ---------------
                     Total Retailing                                                     $   326,729,578
--------------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
                     Semiconductor Equipment -- 0.8%
       208,600       Lam Research Corp.                                                  $    38,397,002
--------------------------------------------------------------------------------------------------------
                     Semiconductors -- 2.4%
     1,377,000       Analog Devices, Inc.                                                $   122,594,310
                                                                                         ---------------
                     Total Semiconductors & Semiconductor Equipment                      $   160,991,312
--------------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 16.8%
                     Data Processing & Outsourced Services -- 2.0%
       650,000       Mastercard, Inc., Class A                                           $    98,384,000
--------------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 8.3%
       275,800(a)    Alphabet, Inc., Class A                                             $   290,527,720
       949,000(a)    eBay, Inc.                                                               35,815,260
       496,500(a)    Facebook, Inc., Class A                                                  87,612,390
                                                                                         ---------------
                                                                                         $   413,955,370
--------------------------------------------------------------------------------------------------------
                     Systems Software -- 6.5%
     2,920,000       Microsoft Corp.                                                     $   249,776,800
     1,650,000       Oracle Corp.                                                             78,012,000
                                                                                         ---------------
                                                                                         $   327,788,800
                                                                                         ---------------
                     Total Software & Services                                           $   840,128,170
--------------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 7.1%
                     Communications Equipment -- 2.5%
     3,260,000       Cisco Systems, Inc.                                                 $   124,858,000
--------------------------------------------------------------------------------------------------------
                     Computer Storage & Peripherals -- 4.6%
     1,360,000       Apple, Inc.                                                         $   230,152,800
                                                                                         ---------------
                     Total Technology Hardware & Equipment                               $   355,010,800
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Annual Report | 12/31/17

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 2.9%
                     Integrated Telecommunication Services -- 2.9%
     3,795,000       AT&T, Inc.                                                          $   147,549,600
                                                                                         ---------------
                     Total Telecommunication Services                                    $   147,549,600
--------------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 5.4%
                     Air Freight & Logistics -- 2.9%
       580,000       FedEx Corp.                                                         $   144,733,200
--------------------------------------------------------------------------------------------------------
                     Railroads -- 2.5%
     1,196,500       Kansas City Southern                                                $   125,895,730
                                                                                         ---------------
                     Total Transportation                                                $   270,628,930
--------------------------------------------------------------------------------------------------------
                     UTILITIES -- 1.8%
                     Electric Utilities -- 1.8%
     1,238,000       American Electric Power Co., Inc.                                   $    91,079,660
                                                                                         ---------------
                     Total Utilities                                                     $    91,079,660
--------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $3,772,248,485)                                               $ 5,000,043,182
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS -- 0.4% of Net Assets
                     Repurchase Agreements -- 0.4%
     3,365,000       $3,365,000 RBC Capital Markets LLC, 1.39%, dated 12/29/17, plus accrued interest on 1/2/18
                     collateralized by the following:
                     $3,428,972 Freddie Mac Giant, 3.5%, 11/1/47
                     $3,329 Federal National Mortgage Association, 3.0%, 12/1/32.        $     3,365,000
    12,500,000       $12,500,000 ScotiaBank, 1.37%, dated 12/29/17,
                     plus accrued interest on 1/2/18 collateralized by the following:
                     $7,294 Freddie Mac Giant, 4.0%, 4/1/42,
                     $433,406 Federal National Mortgage Association (ARM),
                     3.02%, 11/1/24, $12,235 Federal National Mortgage
                     Association, 4.0%, 10/1/47, $12,299,006 Government
                     National Mortgage Association, 4.0%, 12/20/45-9/20/47.                   12,500,000
     3,365,000       $3,365,000 TD Securities USA LLC, 1.39%, dated 12/29/17,
                     plus accrued interest on 1/2/18 collateralized by the following:
                     $3,432,322 U.S. Treasury Notes, 2.25%, 12/31/23.                          3,365,000

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 21

--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
--------------------------------------------------------------------------------------------------------
                     Repurchase Agreements -- (continued)
     3,365,000       $3,365,000 TD Securities USA LLC, 1.41%, dated 12/29/17,
                     plus accrued interest on 1/2/18 collateralized by the following:
                     $3,432,322 U.S. Treasury Notes, 2.25%, 12/31/23.                    $     3,365,000
                                                                                         ---------------
                                                                                         $    22,595,000
--------------------------------------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $22,595,000)                                                  $    22,595,000
--------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.1%
                     (Cost $3,794,843,485)                                               $ 5,022,638,182
--------------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (0.1)%                              $    (6,537,174)
--------------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                                $ 5,016,101,008
========================================================================================================

REIT            Real Estate Investment Trust.

(A.D.R.)        American Depositary Receipts.

(a)             Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 aggregated $2,815,903,541 and $3,395,826,272, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the
"Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Fund did not engage in cross trade activity.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,795,998,969 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                              $ 1,252,697,853
          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                                  (26,058,640)
                                                                                   ---------------
          Net unrealized appreciation                                              $ 1,226,639,213
                                                                                   ===============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below:

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Annual Report | 12/31/17

The following is a summary of the inputs used as of December 31, 2017, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------
                                    Level 1           Level 2        Level 3    Total
-----------------------------------------------------------------------------------------------
Common Stocks                       $5,000,043,182    $        --    $ --       $ 5,000,043,182
Repurchase Agreements                           --     22,595,000      --            22,595,000
-----------------------------------------------------------------------------------------------
Total Investments in Securities     $5,000,043,182    $22,595,000    $ --       $ 5,022,638,182
===============================================================================================

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 23

Statement of Assets and Liabilities | 12/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $3,794,843,485)        $5,022,638,182
  Cash                                                                            7,652,776
  Foreign currency, at value (cost $17)                                                  17
  Receivables --
     Investment securities sold                                                   1,594,229
     Fund shares sold                                                               943,411
     Interest                                                                         2,602
     Dividends                                                                    7,257,806
  Other assets                                                                       40,819
-------------------------------------------------------------------------------------------
        Total assets                                                         $5,040,129,842
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $   16,624,725
     Fund shares repurchased                                                      5,913,265
     Distributions                                                                   37,969
     Trustees' fees                                                                   4,487
  Due to affiliates                                                                 636,607
  Accrued expenses                                                                  811,781
-------------------------------------------------------------------------------------------
        Total liabilities                                                    $   24,028,834
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $3,781,530,196
  Undistributed net investment income                                             2,985,264
  Accumulated net realized gain on investments                                    3,785,543
  Net unrealized appreciation on investments                                  1,227,800,005
-------------------------------------------------------------------------------------------
        Net assets                                                           $5,016,101,008
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $4,765,993,306/165,448,037 shares)                       $        28.81
  Class C (based on $89,662,673/3,562,290 shares)                            $        25.17
  Class R (based on $51,715,612/1,787,412 shares)                            $        28.93
  Class Y (based on $108,729,417/3,727,635 shares)                           $        29.17
MAXIMUM OFFERING PRICE:
  Class A ($28.81 (divided by) 94.25%)                                       $        30.57
===========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Annual Report | 12/31/17

Statement of Operations

For the Year Ended 12/31/17

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes
      withheld $59,343)                                                  $ 93,886,354
   Interest from unaffiliated issuers                                         304,882
------------------------------------------------------------------------------------------------------
           Total investment income                                                        $ 94,191,236
------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees
      Basic fee                                                          $ 29,255,708
      Performance adjustment                                               (3,413,133)
   Administrative expense                                                   2,196,699
   Transfer agent fees
      Class A                                                               3,084,573
      Class C                                                                 123,801
      Class R                                                                 146,120
      Class Y                                                                 104,315
   Distribution fees
      Class A                                                              11,535,969
      Class C                                                               1,010,422
      Class R                                                                 259,803
   Shareholder communications expense                                       1,533,588
   Custodian fees                                                              71,632
   Registration fees                                                          127,563
   Professional fees                                                          161,041
   Printing expense                                                            59,216
   Trustees' fees                                                             235,083
   Miscellaneous                                                              145,746
------------------------------------------------------------------------------------------------------
      Total expenses                                                                      $ 46,638,146
------------------------------------------------------------------------------------------------------
           Net investment income                                                          $ 47,553,090
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on:
      Investments in unaffiliated issuers                                $741,997,736
      Class actions                                                           410,808     $742,408,544
------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation on:
      Investments in unaffiliated issuers                                $160,563,799
      Other assets and liabilities denominated in foreign currencies           11,804     $160,575,603
------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                                 $902,984,147
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                   $950,537,237
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                 Year Ended            Year Ended
                                                                 12/31/17              12/31/16*
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   47,553,090        $   49,777,799
Net realized gain (loss) on investments                             742,408,544           682,317,087
Change in net unrealized appreciation (depreciation)
   on investments                                                   160,575,603          (308,500,734)
------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                        $  950,537,237        $  423,594,152
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.29 and $0.34 per share, respectively)          $  (43,322,721)       $  (46,942,878)
      Class C ($0.07 and $0.11 per share, respectively)                (243,794)             (457,706)
      Class R ($0.15 and $0.22 per share, respectively)                (256,717)             (362,119)
      Class Y ($0.36 and $0.42 per share, respectively)              (1,251,891)           (1,588,052)
Net realized gain:
      Class A ($5.86 and $5.59 per share, respectively)            (817,214,143)         (725,467,004)
      Class C ($5.86 and $5.59 per share, respectively)             (18,064,477)          (20,259,196)
      Class R ($5.86 and $5.59 per share, respectively)              (9,324,411)           (8,660,213)
      Class Y ($5.86 and $5.59 per share, respectively)             (18,897,436)          (19,480,695)
------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $ (908,575,590)       $ (823,217,863)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $  175,645,346        $  165,759,053
Reinvestment of distributions                                       867,816,933           782,383,794
Cost of shares repurchased                                         (768,855,623)         (591,057,520)
------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
          share transactions                                     $  274,606,656        $  357,085,327
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $  316,568,303        $  (42,538,384)
NET ASSETS:
Beginning of year                                                $4,699,532,705        $4,742,071,089
------------------------------------------------------------------------------------------------------
End of year                                                      $5,016,101,008        $4,699,532,705
------------------------------------------------------------------------------------------------------
Undistributed net investment income                              $    2,985,264        $      897,983
======================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Annual Report | 12/31/17

------------------------------------------------------------------------------------------------------
                                 Year Ended        Year Ended          Year Ended       Year Ended
                                 12/31/17          12/31/17            12/31/16*        12/31/16*
                                 Shares            Amount              Shares           Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                        3,912,647       $ 120,647,743         3,843,947      $ 121,228,103
Reinvestment of distributions     29,253,380         828,669,250        26,129,334        743,560,023
Less shares repurchased          (20,909,923)       (650,020,906)      (14,706,491)      (466,413,977)
------------------------------------------------------------------------------------------------------
      Net increase                12,256,104       $ 299,296,087        15,266,790      $ 398,374,149
======================================================================================================
Class C
Shares sold                          414,906       $  11,119,012           528,958      $  14,469,068
Reinvestment of distributions        616,919          15,213,996           563,227         14,302,691
Less shares repurchased           (1,705,178)        (47,007,924)       (1,298,664)       (37,250,371)
------------------------------------------------------------------------------------------------------
      Net decrease                  (673,353)      $ (20,674,916)         (206,479)     $  (8,478,612)
======================================================================================================

Class R
Shares sold                          204,784       $   6,550,849           160,872      $   5,147,730
Reinvestment of distributions        331,928           9,414,736           310,909          8,854,328
Less shares repurchased             (569,143)        (17,415,804)         (411,531)       (13,196,128)
------------------------------------------------------------------------------------------------------
      Net increase (decrease)        (32,431)      $  (1,450,219)           60,250      $     805,930
======================================================================================================
Class Y
Shares sold                        1,196,411       $  37,327,742           783,007      $  24,914,152
Reinvestment of distributions        505,661          14,518,951           543,650         15,666,752
Less shares repurchased           (1,745,383)        (54,410,989)       (2,330,549)       (74,197,044)
------------------------------------------------------------------------------------------------------
      Net decrease                   (43,311)      $  (2,564,296)       (1,003,892)     $ (33,616,140)
======================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year          Year            Year        Year
                                                             Ended          Ended         Ended           Ended       Ended
                                                             12/31/17       12/31/16*     12/31/15*       12/31/14*   12/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    28.90     $    31.92    $    36.67      $    39.18  $    32.45
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.31(a)  $     0.35(a) $     0.31(a)   $     0.37  $     0.38
   Net realized and unrealized gain (loss) on investments          5.75           2.56         (0.42)           3.90       10.22
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     6.06     $     2.91    $    (0.11)     $     4.27  $    10.60
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.29)    $    (0.34)   $    (0.30)     $    (0.36) $    (0.38)
   Net realized gain                                              (5.86)         (5.59)        (4.34)          (6.42)      (3.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (6.15)    $    (5.93)   $    (4.64)     $    (6.78) $    (3.87)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.09)    $    (3.02)   $    (4.75)     $    (2.51) $     6.73
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    28.81     $    28.90    $    31.92      $    36.67  $    39.18
===================================================================================================================================
Total return (b)                                                  21.54%(c)       9.60%        (0.43)%(d)      10.86%      33.06%
Ratio of net expenses to average net assets (e)                    0.94%          0.98%         0.98%           0.96%       0.97%
Ratio of net investment income (loss) to average net assets        0.99%          1.09%         0.86%           0.94%       1.02%
Portfolio turnover rate                                              58%            62%           50%             25%          7%
Net assets, end of period (in thousands)                     $4,765,993     $4,426,909    $4,402,310      $4,766,086  $4,642,106
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 21.51%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.46)%.

(e) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year          Year            Year        Year
                                                             Ended          Ended         Ended           Ended       Ended
                                                             12/31/17       12/31/16*     12/31/15*       12/31/14*   12/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 25.91        $  29.20      $  33.97        $  36.75    $  30.64
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)     $   0.09(a)   $   0.02(a)     $   0.06    $   0.09
   Net realized and unrealized gain (loss) on investments       5.14            2.32         (0.39)           3.66        9.62
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  5.19        $   2.41      $  (0.37)       $   3.72    $   9.71
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.07)       $  (0.11)     $  (0.06)       $  (0.08)   $  (0.11)
   Net realized gain                                           (5.86)          (5.59)        (4.34)          (6.42)      (3.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (5.93)       $  (5.70)     $  (4.40)       $  (6.50)   $  (3.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.74)       $  (3.29)     $  (4.77)       $  (2.78)   $   6.11
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 25.17        $  25.91      $  29.20        $  33.97    $  36.75
===================================================================================================================================
Total return (b)                                               20.57%           8.74%        (1.23)%(c)      10.04%      32.00%
Ratio of net expenses to average net assets (d)                 1.73%           1.77%         1.76%           1.73%       1.74%
Ratio of net investment income (loss) to average net assets     0.19%           0.30%         0.07%           0.16%       0.25%
Portfolio turnover rate                                           58%             62%           50%             25%          7%
Net assets, end of period (in thousands)                     $89,663        $109,749      $129,720        $160,608    $160,158
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.26)%.

(d) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year          Year            Year        Year
                                                             Ended          Ended         Ended           Ended       Ended
                                                             12/31/17       12/31/16*     12/31/15*       12/31/14*   12/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 29.01        $ 32.04       $ 36.80         $ 39.27     $ 32.51
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.17(a)     $  0.21(a)    $  0.19(a)      $  0.25     $  0.25
   Net realized and unrealized gain (loss) on investments       5.76           2.57         (0.42)           3.92       10.21
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  5.93        $  2.78       $ (0.23)        $  4.17     $ 10.46
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.15)       $ (0.22)      $ (0.19)        $ (0.22)    $ (0.21)
   Net realized gain                                           (5.86)         (5.59)        (4.34)          (6.42)      (3.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (6.01)       $ (5.81)      $ (4.53)        $ (6.64)    $ (3.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.08)       $ (3.03)      $ (4.76)        $ (2.47)    $  6.76
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 28.93        $ 29.01       $ 32.04         $ 36.80     $ 39.27
===================================================================================================================================
Total return (b)                                               20.99%          9.12%        (0.77)%(c)      10.56%      32.52%
Ratio of net expenses to average net assets (d)                 1.38%          1.41%         1.30%           1.27%       1.34%
Ratio of net investment income (loss) to average net assets     0.55%          0.66%         0.54%           0.61%       0.64%
Portfolio turnover rate                                           58%            62%           50%             25%          7%
Net assets, end of period (in thousands)                     $51,716        $52,795       $56,380         $66,382     $85,141
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.80)%.

(d) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year          Year            Year        Year
                                                             Ended          Ended         Ended           Ended       Ended
                                                             12/31/17       12/31/16*     12/31/15*       12/31/14*   12/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  29.19       $  32.18      $  36.94        $  39.40    $  32.61
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.39(a)    $   0.43(a)   $   0.42(a)     $   0.55    $   0.53
   Net realized and unrealized gain (loss) on investments        5.81           2.59         (0.43)           3.89       10.24
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   6.20       $   3.02      $  (0.01)       $   4.44    $  10.77
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
   Net investment income                                     $  (0.36)      $  (0.42)     $  (0.41)       $  (0.48)   $  (0.49)
   Net realized gain                                            (5.86)         (5.59)        (4.34)          (6.42)      (3.49)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (6.22)      $  (6.01)     $  (4.75)       $  (6.90)   $  (3.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.02)      $  (2.99)     $  (4.76)       $  (2.46)   $   6.79
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.17       $  29.19      $  32.18        $  36.94    $  39.40
===================================================================================================================================
Total return (b)                                                21.85%          9.86%        (0.14)%(c)      11.23%      33.46%
Ratio of net expenses to average net assets (d)                  0.69%          0.73%         0.68%           0.66%       0.63%
Ratio of net investment income (loss) to average net assets      1.24%          1.34%         1.14%           1.23%       1.35%
Portfolio turnover rate                                            58%            62%           50%             25%          7%
Net assets, end of period (in thousands)                     $108,729       $110,080      $153,661        $288,846    $336,513
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.17)%.

(d) Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/17 31

Notes to Financial Statements | 12/31/17

1. Organization and Significant Accounting Policies

Pioneer Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's Investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial

32 Pioneer Fund | Annual Report | 12/31/17 statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for

                                      Pioneer Fund | Annual Report | 12/31/17 33
    monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services broker-dealer or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

34 Pioneer Fund | Annual Report | 12/31/17 investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Fund reclassified $390,686 to decrease undistributed net investment income and $390,686 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The Fund has elected to defer $12,220,582 of capital losses recognized between January 1, 2017 through December 31, 2017 to its fiscal year ending December 31, 2018.

    The tax character of distributions paid to shareowners during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

    ----------------------------------------------------------------------------
                                                       2017                 2016
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                            $152,318,662         $ 49,350,755
    Long-term capital gain                      756,256,928          773,867,108
    ----------------------------------------------------------------------------
         Total                                 $908,575,590         $823,217,863
    ============================================================================

                                      Pioneer Fund | Annual Report | 12/31/17 35

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

    ----------------------------------------------------------------------------
                                                                            2017
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $    2,631,711
    Undistributed long-term capital gain                             17,515,162
    Current year late year loss                                     (12,220,582)
    Net unrealized appreciation                                   1,226,644,521
    ----------------------------------------------------------------------------
         Total                                                   $1,234,570,812
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and on the tax-basis adjustment on common stocks.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $418,243 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2017.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have

36 Pioneer Fund | Annual Report | 12/31/17 experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.55% on assets over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Standard and Poor's 500 Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser, contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the year ended December 31, 2017, the aggregate performance adjustment resulted in a decrease to the basic fee of $3,413,133. For the year ended December 31, 2017, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.53% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $400,795 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                                      Pioneer Fund | Annual Report | 12/31/17 37

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,505,445
Class C                                                                   22,149
Class R                                                                    2,955
Class Y                                                                    3,039
--------------------------------------------------------------------------------
  Total                                                               $1,533,588
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $235,812 in distribution fees payable to the Distributor at December 31, 2017.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares

38 Pioneer Fund | Annual Report | 12/31/17 purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2017, CDSCs in the amount of $10,550 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2017, the Fund had no borrowings under the credit facility.

                                      Pioneer Fund | Annual Report | 12/31/17 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Fund:
--------------------------------------------------------------------------------
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fund (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fund at December 31, 2017, the results of its operations, the changes in its nets assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.
Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

40 Pioneer Fund | Annual Report | 12/31/17

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
February 22, 2018

                                      Pioneer Fund | Annual Report | 12/31/17 41

ADDITIONAL INFORMATION (unaudited)

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

42 Pioneer Fund | Annual Report | 12/31/17 and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                                      Pioneer Fund | Annual Report | 12/31/17 43

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Fund | Annual Report | 12/31/17

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)          Trustee since 2006.    Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board         Serves until a         - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
and Trustee                   successor trustee is   Chief Executive Officer (2008 - 2012),   communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products    processing provider for financial
                              retirement or          for securities lending industry); and    services industry) (2009 -
                              removal.               Senior Executive Vice President, The     present); Director, Quadriserv,
                                                     Bank of New York (financial and          Inc. (2005 - 2013); and
                                                     securities services) (1986 - 2004)       Commissioner, New Jersey State
                                                                                              Civil Service Commission (2011 -
                                                                                              2015)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)            Trustee since 2005.    Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                       Serves until a         Advisors (corporate advisory services    Trust (publicly-traded mortgage
                              successor trustee is   company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                              elected or earlier     present); Interim Chief Executive        present); Director of The Swiss
                              retirement or          Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                              removal.               (privately held research and consulting  fund) (2010 - present); Director
                                                     company) (2010); Executive Vice          of Oxford Analytica, Inc. (2008
                                                     President and Chief Financial Officer,   - present); and Director of
                                                     I-trax, Inc. (publicly traded health     Enterprise Community Investment,
                                                     care services company) (2004 - 2007);    Inc. (privately-held affordable
                                                     and Executive Vice President and Chief   housing finance company) (1985 -
                                                     Financial Officer, Pedestal Inc.         2010)
                                                     (internet-based mortgage trading
                                                     company) (2000 - 2002); Private
                                                     Consultant (1995 - 1997); Managing
                                                     Director, Lehman Brothers (1992 -
                                                     1995); Executive, The World Bank (1979
                                                     - 1992)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)     Trustee since 2008.    William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                       Serves until a         Political Economy, Harvard University    Funds Investment Trust and
                              successor trustee is   (1972 - present)                         Mellon Institutional Funds
                              elected or earlier                                              Master Portfolio (oversaw 17
                              retirement or                                                   portfolios in fund complex)
                              removal.                                                        (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/17 45

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Trustee since 1990.    Founding Director, Vice-President and    None
Trustee                       Serves until a         Corporate Secretary, The Winthrop
                              successor trustee is   Group, Inc. (consulting firm) (1982 -
                              elected or earlier     present); Desautels Faculty of
                              retirement or removal. Management, McGill University (1999 -
                                                     present); and Manager of Research
                                                     Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Trustee since 2017.    Chief Investment Officer, 1199 SEIU      None
Trustee                       (Advisory Trustee from Funds (healthcare workers union
                              2014 - 2017) Serves    pension funds) (2001 - present); Vice
                              until a successor      President - International Investments
                              trustee is elected or  Group, American International Group, earlier retirement or  Inc. (insurance company) (1993 -
                              removal.               2001); Vice President, Corporate
                                                     Finance and Treasury Group, Citibank,
                                                     N.A. (1980 - 1986 and 1990 - 1993);
                                                     Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored
                                                     issuer of debt securities) (1988 -
                                                     1990); Mortgage Strategies Group,
                                                     Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988);
                                                     Mortgage Strategies Group, Drexel
                                                     Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Trustee since 1982.    President and Chief Executive Officer,   Director of New America High
Trustee                       Serves until a         Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                              successor trustee is   banking firm) (1981 - present)           investment company) (2004 -
                              elected or earlier                                              present); and Member, Board of
                              retirement or removal.                                          Governors, Investment Company
                                                                                              Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Trustee since 2014.    Consultant (investment company           None
Trustee                       Serves until a         services) (2012 - present); Executive
                              successor trustee is   Vice President, BNY Mellon (financial
                              elected or earlier     and investment company services) (1969
                              retirement or removal. - 2012); Director, BNY International
                                                     Financing Corp. (financial services)
                                                     (2002 - 2012); Director, Mellon
                                                     Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
---------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Fund | Annual Report | 12/31/17

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Trustee since 2017.    Chair, Director, CEO and President of    None
Trustee, President and Chief  Serves until a         Amundi Pioneer Asset Management USA,
Executive Officer             successor trustee is   Inc. (since September 2014); Chair,
                              elected or earlier     Director and CEO of Amundi Pioneer
                              retirement or removal  Asset Management, Inc. (since
                                                     September 2014); Chair, Director and
                                                     CEO of Amundi Pioneer Distributor,
                                                     Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Amundi
                                                     Pioneer Institutional Asset
                                                     Management, Inc. (since September
                                                     2014); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Trustee since 2014.    Director and Executive Vice President    None
Trustee                       Serves until a         (since 2008) and Chief Investment
                              successor trustee is   Officer, U.S. (since 2010) of Amundi
                              elected or earlier     Pioneer Asset Management USA, Inc.;
                              retirement or removal  Executive Vice President and Chief
                                                     Investment Officer, U.S. of Amundi
                                                     Pioneer (since 2008); Executive Vice
                                                     President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

                                      Pioneer Fund | Annual Report | 12/31/17 47

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)    Since 2003. Serves at  Vice President and Associate General     None
Secretary and Chief Legal     the discretion of the  Counsel of Amundi Pioneer since
Officer                       Board                  January 2008; Secretary and Chief
                                                     Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds
                                                     from September 2003 to May 2010; Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December
                                                     2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2010. Serves at  Fund Governance Director of Amundi       None
Assistant Secretary           the discretion of the  Pioneer since December 2006 and
                              Board                  Assistant Secretary of all the Pioneer
                                                     Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer
                                                     from January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)             Since 2010. Serves at  Senior Counsel of Amundi Pioneer since   None
Assistant Secretary           the discretion of the  May 2013 and Assistant Secretary of
                              Board                  all the Pioneer Funds since June 2010;
                                                     Counsel of Amundi Pioneer from June
                                                     2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)          Since 2008. Serves at  Vice President - Fund Treasury of        None
Treasurer and Chief Financial the discretion of the  Amundi Pioneer; Treasurer of all of
and Accounting Officer        Board                  the Pioneer Funds since March 2008;
                                                     Deputy Treasurer of Amundi Pioneer
                                                     from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2000. Serves at  Director - Fund Treasury of Amundi       None
Assistant Treasurer           the discretion of the  Pioneer; and Assistant Treasurer of
                              Board                  all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Fund | Annual Report | 12/31/17

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2002. Serves at  Fund Accounting Manager - Fund           None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer; and
                              Board                  Assistant Treasurer of all of the
                                                     Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)         Since 2009. Serves at  Fund Administration Manager - Fund       None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer since
                              Board                  November 2008; Assistant Treasurer of
                                                     all of the Pioneer Funds since January
                                                     2009; Client Service Manager -
                                                     Institutional Investor Services at
                                                     State Street Bank from March 2003 to
                                                     March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at  Chief Compliance Officer of Amundi       None
Chief Compliance Officer      the discretion of the  Pioneer and of all the Pioneer Funds
                              Board                  since March 2010; Chief Compliance
                                                     Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital
                                                     Advisors, LLC since July 2012:
                                                     Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since
                                                     October 2005; Senior Compliance
                                                     Officer for Columbia Management
                                                     Advisers, Inc. from October 2003 to
                                                     October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)          Since 2006. Serves at  Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer the discretion of the  of Amundi Pioneer and Anti-Money
                              Board                  Laundering Officer of all the Pioneer
                                                     Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/17 49

                             This page is for your notes.

50 Pioneer Fund | Annual Report | 12/31/17

                             This page is for your notes.

                                      Pioneer Fund | Annual Report | 12/31/17 51

                             This page is for your notes.

52 Pioneer Fund | Annual Report | 12/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 18627-12-0218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $25,500
payable to Ernst & Young LLP for the year ended
December 31, 2017 and $25,539 payable to Deloitte & Touche LLP for the year ended December 31, 2016.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2017 and $7,128 payable to Deloitte & Touche LLP for the year ended December 31, 2016.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $7,128 to Deloitte & Touche LLP for the year ended December 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2018

* Print the name and title of each signing officer under his or her signature.